                                                                 EXHIBIT 99.3


                  SUNRISE EDUCATIONAL SERVICES, INC. AND SUBSIDIARY
                             CONSOLIDATED BALANCE SHEETS


                                                                 October 31, 1997  July 31, 1997
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                         ASSETS                      (Unaudited)
Current Assets
  Cash and Cash Equivalents                                          $ 1,219,141    $ 1,212,806
  Accounts Receivable, net                                               775,666        746,570
  Prepaid Expenses                                                       241,242        542,515
  Deferred Tax Asset, current portion                                    193,358        193,358
  Inventory and Other Current Assets                                      29,461         33,323
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     Total Current Assets                                              2,458,868      2,728,572

Property and Equipment, net                                            1,714,887      1,983,694
Property and Equipment Held for Lease, net                               313,470        118,378
Deferred Tax Asset, net of current portion                               502,000        502,000
Intangible Assets, net                                                 1,244,987      1,252,559
Deposits and Other Assets                                                472,672        337,968
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     Total Assets                                                    $ 6,7O6,884    $ 6,923,171
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                             LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Line of Credit                                                     $   223,754    $   223,754
  Accounts Payable                                                       329,436        297,973
  Accrued Expenses                                                       493,305        733,376
  Dividends Payable on Preferred Stock                                   168,310         44,372
  Notes Payable and Capital Leases, current portion                      248,865        248,865
  Accrued Rental Reserve, current portion                                176,819        341,808
  Deferred Rent, current portion                                          79,492         73,026
  Deferred Gain on Sale and Leaseback of
     Preschool Facilities, current portion                                45,003         45,003
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     Total Current Liabilities                                         1,764,984      2,008,177
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Notes Payable and Capital Leases, net of current portion                 823,384        802,696
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Accrued Rental Reserve, net of current portion                           480,000        480,000
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Deferred Rent, net of current portion                                    265,427        283,833
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Deferred Gain on Sale and Leaseback of Preschool
 Facilities, net of current portion                                       38,862         42,645
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Shareholders' Equity
  Preferred Stock, $1 par value - 1,000,000 shares
     authorized, 357,333 shares issued and outstanding                   357,333        857,333
  Common Stock, $.01 par value - 10,000,000 shares
     authorized, 4,335,095 shares issued and outstanding                  43,350         32,529
  Paid-in Capital                                                      8,465,517      7,975,519
  Accumulated Deficit                                                 (5,531,973)    (5,559,561)
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     Total Shareholders' Equity                                        3,334,227      3,305,820
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       Total Liabilities and Shareholders' Equity                    $ 6,706,884    $ 6,923,171
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                 The accompanying footnotes are an integral part of these
                            consolidated financial statements.

                  SUNRISE EDUCATIONAL SERVICES, INC. AND SUBSIDIARY
                            CONSOLIDATED STATEMENTS OF INCOME
                                     (UNAUDITED)

                                                                         For the Three Months
                                                                            Ended October 31,
                                                                     --------------------------
                                                                          1997          1996
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Operating Revenue
  Tuition and Other                                                  $ 3,846,800    $ 3,242,628
  Government Programs                                                    290,834        257,372
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       Total Operating Revenue                                       $ 4,137,634    $ 3,500,000
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Operating Expenses
  Payroll                                                              1,832,064      1,614,921
  Facilities and Maintenance                                           1,368,527      1,085,612
  General and Administrative                                             548,125        423,517
  Government Programs                                                    228,978        260,950
-----------------------------------------------------------------------------------------------
       Total Operating Expenses                                        3,977,694      3,385,000
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Income from Operations                                                   159,940        115,000

Other Income (Expense)
  Interest Income (Expense), net                                          (7,573)         8,297
  Other Income                                                                --          9,330
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       Total Other Income (Expense)                                       (7,573)        17,627
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Net Income                                                           $   152,367    $   132,627
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Net Income (Loss) Available
  for Common Stock                                                   $    28,429    $      (473)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Income per Common Share
and Common Share Equivalent (Note 2)
  Primary                                                            $      0.01    $     (0.00)
-----------------------------------------------------------------------------------------------
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Weighted Average Number of
  Common Shares and Common
  Share Equivalents Outstanding
     Primary                                                           3,853,985      3,015,261
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                 The accompanying footnotes are an integral part of these
                            consolidated financial statements.

                  SUNRISE EDUCATIONAL SERVICES, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                     (UNAUDITED)

                                                                          For the Three Months
                                                                            Ended October 31,
                                                                        -----------------------
                                                                          1997          1996
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                                         $   152,367    $   132,627
  Adjustments to Reconcile Net Income to
     Net Cash Provided by Operating Activities
       Depreciation and Amortization                                     196,794        156,379
       Amortized Gain on Sale of Real Estate                              (3,783)       (11,251)
       Deferred Rent                                                     (11,940)       (52,043)
       Provision for Doubtful Accounts                                    27,039         15,359
       Gain on Disposal of Property and Equipment                              0         (9,330)
       Changes in Assets and Liabilities, net of
        effect of businesses acquired:
          Increase in Accounts Receivable                                (56,135)      (171,761)
          Decrease (Increase) in Prepaid Expenses                        301,273       (102,032)
          Decrease (Increase) in Inventory and Other Current Assets        3,862         (7,280)
          (Increase) Decrease in Deposits and Other Assets              (134,704)       252,487
          Increase (Decrease) in Accounts Payable                         31,463       (155,097)
          (Decrease) Increase in Accrued Expenses                       (240,071)       188,245
          Decrease in Accrued Rental Reserve                            (164,989)       (73,048)
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            Total Adjustments                                            (51,191)        30,628
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              Net Cash Provided by Operating Activities                  101,176        163,255
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CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of Child Care Centers                                           --       (494,264)
  Purchases of Property and Equipment                                   (115,507)      (394,469)
  Proceeds from Disposal of Property and Equipment                            --          9,330
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       Net Cash Used in Investing Activities                            (115,507)      (879,403)
-----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Payment of Dividends                                                        --       (133,100)
  Proceeds from Notes Payable                                             76,969         54,408
  Borrowings on Lines of Credit                                               --         50,000
  Payments on Notes Payable and Capital Leases                           (56,281)       (66,402)
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     Net Cash Provided by (Used in) Financing Activities                  20,688        (95,094)
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Net Increase (Decrease) in Cash and Cash Equivalents                       6,357       (811,242)

Cash and Cash Equivalents, Beginning of Period                         1,212,806      2,630,616
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Cash and Cash Equivalents, End of Period                             $ 1,219,163    $ 1,819,374
-----------------------------------------------------------------------------------------------
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Supplemental Disclosure of Cash Flow Information
  Cash Paid During the Period for Interest                           $    25,236    $    18,112
  Cash Paid for Income Taxes                                                  --             --
  Note Payable Issued for Acquisition of Child Care Centers                   --        425,000
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                 The accompanying footnotes are an integral part of these
                            consolidated financial statements.

                  SUNRISE EDUCATIONAL SERVICES, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   OCTOBER 31, 1997
                                     (UNAUDITED)

1. BASIS OF PRESENTATION
-------------------------------------------------------------------------------
     The fiscal year of Sunrise Educational Services, Inc. (the "Company") consists of eight four-week periods and four five-week periods. Each quarter of the Company's fiscal year consists of two four-week periods and one five-week period. The Company's fiscal year ends on the Saturday nearest July 31 of each year, and the first quarter ends on the Saturday nearest October 31. However, for clarity of presentation, all information has been presented as if the first quarter ended on October 31 and the fiscal year ended on July 31.

     The consolidated financial statements included herein have been prepared by the Company without audit pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of Management, the accompanying interim financial statements reflect all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position and its results of operations and cash flows for the three month periods ended October 31, 1997 and 1996.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. Certain reclassifications have been made to amounts previously reported for fiscal 1997 to conform with the fiscal 1998 presentation. It is suggested that these interim financial statements be read in conjunction with the Company's 1997 Annual Report on Form 10-KSB. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the complete fiscal year.

     The consolidated financial statements include the accounts of Sunrise Educational Services, Inc. and Sunrise Preschools Hawaii, Inc.

2. NET INCOME PER COMMON SHARE AND COMMON SHARE EQUIVALENT
-------------------------------------------------------------------------------
     Primary net income per share is computed by dividing net income available for common stock (net income less dividends accrued during the period on Series B and Series C Preferred Stock) by the weighted average number of common shares and common share equivalents outstanding during the period. Shares issuable upon the exercise of warrants and employee stock options that are considered antidilutive are not included in the weighted average number of common shares and common share equivalents outstanding. Fully diluted net income per share is not included because the calculation for that period is antidilutive.

3. INCOME TAXES
-------------------------------------------------------------------------------
     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

     As of July 31, 1997, net operating loss carryforwards totaled approximately $2,095,000, and expire through the year 2011. Accordingly, income taxes on income generated during the three month periods ended October 31, 1997 and 1996 have been offset by the available net operating loss carryforwards.